UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2007
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas		77060

(Address of principal executive offices)		(Zip Code)
281-618-0400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans
     On May 2, 2007, Helix Energy Solutions Group, Inc. (“Helix”) sent a notice to its directors and executive officers informing them of a temporary blackout period under the 401(k) Plan (the “Plan”) of Remington Oil and Gas Corporation (“Remington”) during which such individuals may not acquire or transfer certain Helix equity securities. Remington was acquired by Helix in July, 2006 and its successor is a wholly-owned subsidiary of Helix. Helix provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the blackout notice is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
     The notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 was provided to Helix by the administrator of the Plan on April 27, 2007.
     The Plan is converting the class of certain mutual fund investments held by the Plan. This conversion will necessitate a blackout period during which the Plan participants will be unable to direct or diversify their investments in the Plan and will not, among other things, be able to obtain a loan, withdrawal or distribution from the Plan. Additionally, during this blackout period directors and executive officers of Helix will be subject to certain trading prohibitions imposed by Section 306(a) of the Sarbanes-Oxley Act and Section 101(a) of Regulation BTR.
     During the blackout period, each director and executive officer of Helix is prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity securities of Helix (including securities with a value derived from the value of equity securities of Helix, such as options, regardless of whether Helix is the issuer of such derivative securities), if those equity securities are, or were, acquired in connection with service or employment as a director or executive officer. These restrictions apply whether or not any such director or executive officer participates in the Plan.
     The blackout period under the plan will be in effect beginning at 3:00 p.m. (Central Daylight Savings Time) on Tuesday, May 29, 2007 and is expected to end at 2:00 p.m. (Central Daylight Savings Time) on Friday, June 1, 2007.
     Inquiries may be directed to Lloyd Hajdik, Chief Accounting Officer, Helix Energy Solutions Group, Inc. at 400 North Sam Houston Parkway East, Houston, Texas 77060 or by telephone at (281) 618-0400.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Number	Description
99.1	Notice of Blackout Period to Directors and Executive Officers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 2, 2007

HELIX ENERGY SOLUTIONS GROUP, INC.
By:	/s/ A. WADE PURSELL
A. Wade Pursell
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Executive Officers.